As filed with the Securities and Exchange Commission on March 2, 2007

File No. 333-112892
File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 104	☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of Depositor’s Principal Executive Offices)

(205) 268-1000

Depositor’s Telephone Number, including Area Code

MAX BERUEFFY, Esquire
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004
(202) 383-0158

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;
☐	on May 1, 2007 pursuant to paragraph (b) of Rule 485;
☒	60 days after filing pursuant to paragraph (a) of Rule 485;
☐	on May 1, 2007 pursuant to paragraph a(1) of Rule 485;

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the Protective ValuesSM Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Protective Variable Annuity Separate Account. The Sub-Accounts invest in the following Funds:

Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio-SC2
VIP Equity-Income Portfolio-SC2
VIP Growth Portfolio-SC2
VIP Index 500-SC2
VIP Investment Grade Bond Portfolio-SC2

VIP MidCap Portfolio-SC2

Franklin Templeton Variable Insurance
Products Trust

Franklin Flex Cap Growth Securities
Fund, Class 2

Franklin Income Securities Fund, Class 2

Franklin Rising Dividends Securities
Fund, Class 2

Franklin Small-MidCap Growth Securities
Fund, Class 2

Franklin U.S. Government Fund

Mutual Shares Securities Fund, Class 2
Templeton Foreign Securities Fund, Class 2
Templeton Global Income Securities Fund

Templeton Growth Securities Fund, Class 2

Goldman Sachs Variable Insurance Trust
Capital Growth Fund
Growth and Income Fund
International Equity Fund
MidCap Value Fund*
Structured Small Cap Equity Fund
Structured U.S. Equity Fund

Lord Abbett Series Fund
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
Mid-Cap Value Portfolio

MFS® Variable Insurance TrustSM

Emerging Growth Series-SS
Investors Growth Series-SS
Investors Trust Series-SS
New Discovery Series-SS
Research Series-SS
Total Return Series-SS
Utilities Series-SS

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA-SS
Global Securities Fund/VA-SS
High Income Fund/VA-SS
Main Street Fund/VA-SS

MidCap Fund/VA-SS
Money Fund/VA

Strategic Bond Fund/VA-SS

Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II Comstock Portfolio Class II
Enterprise Portfolio Class II
Government Portfolio Class II
Growth and Income Portfolio Class II

Strategic Growth Portfolio Class II

*       available only in Contracts purchased before May 1, 2006.

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts. If you elect the SecurePay Benefit rider, your options for allocating Purchase Payments and Contract Value will be restricted.  (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. Investors should keep a copy for future reference.

The Protective Values Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2007

DEFINITIONS

“We”, “us”, “our”, “Protective Life”, and “Company” refer to Protective Life Insurance Company. “You”, “your” and “Owner” refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Allocation Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annuity Commencement Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code:   The Internal Revenue Code of 1986, as amended.

Contract: The Protective Values Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value: Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

DCA: Dollar cost averaging.

Effective Date: The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account, the DCA Fixed Accounts and any other Allocation Option we may offer with interest rate guarantees.

Monthly Anniversary Day: The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk: The value of adjusted aggregate Purchase Payments minus the Contract Value.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Sub-Account: A separate division of the Variable Account.

Valuation Day: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

Variable Account: The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via U.S. postal service or nationally recognized overnight delivery service.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. The tables do not include premium taxes, which may range up to 3.5% depending on the jurisdiction.

Contracts purchased before May 1, 2006.   The persistency reward for Contracts purchased before May 1, 2006 differs from the persistency reward for Contracts purchased on or after May 1, 2006.  Additionally, the fees and expenses for Contracts purchased before July 1, 2005 differ from those shown below and Contracts purchased before July 1, 2005 did not offer the Maximum Anniversary Value Death Benefit. For information about fees and expenses and examples of charges applicable to Contracts purchased before July 1, 2005, please see Appendix E, and for Contracts purchased on or after July 1, 2005 but before May 1, 2006, please see Appendix F.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)	7%	(1)
Transfer Fee	$25	(2)
Increased AWA Consideration Fee	$150	(3)
(1) The surrender charge declines over time. Total surrender charges will not exceed 9% of aggregate Purchase Payments. (See “Charges and Deductions.”)
(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See “Charges and Deductions.”)

(3)    Protective Life charges this fee only in instances where the Owner has purchased the SecurePay Benefit Rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the annual withdrawal amount as a result of its underwriting review. See “Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA” for more information.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES
(other than Fund expenses)
Annual Contract Maintenance Fee	$35(1)
Variable Account Annual Expenses
(as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.00%
Administration Charge	0.10%
Total Variable Account Annual Expenses	1.10%
Monthly Death Benefit Fee(2)
CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	0.10%
Maximum Anniversary Value Death Benefit	0.30%
—or—
ValuPay Fee (dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	Minimum: (age 50 or less)	$0.25 per $1000 of Net Amount at Risk
	Maximum: (age 95 or more)	$18.94 per $1,000 of Net Amount at Risk
	Fee at age 62	$1.01 per $1,000 of Net Amount at Risk
Maximum Anniversary Value Death Benefit	The ValuPay Fee is not available for this death benefit.

Monthly Optional SecurePay Fee(3) (as an annualized percentage of the Benefit Base on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)
	Current	Maximum
Election of SecurePay at time of Contract Purchase	0.50%	0.95%
Election of SecurePay under RightTimeSM Option	0.60%	0.95%

(1)       We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 or more. (See “Charges and Deductions.”)

(2)       We assess a fee for the death benefit in your Contract. When you purchase your Contract, you elect either the CoverPay Fee or, for the Return of Purchase Payments Death Benefit only, the ValuPay Fee.  (See “Charges and Deductions, Death Benefit Fee.”)

(3)       If we increase the SecurePay Fee, we will give you at least 30 days’ notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee, but your current Benefit Base will be capped and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2006. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	%	-	%(1)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(1)   The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Example of Charges

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit and the CoverPay fee), Variable Account charges, and both maximum and minimum total Annual Fund Operating Expenses, depending on whether and when you also elected the SecurePay rider. The example includes a persistency reward of 0.40% of Contract Value that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. The example assumes that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

(1)   If you surrender the Contract at the end of the applicable time period:

With no SecurePay rider elected:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	943	1,491	1,958	3,289
Minimum Fund Expenses	835	1,164	1,404	2,137

With SecurePay rider elected at time of purchase of the Contract (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	989	1,628	2,187	3,742
Minimum Fund Expenses	881	1,306	1,645	2,648

With SecurePay rider elected under RightTimeSM Option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	998	1,656	2,232	3,830
Minimum Fund Expenses	890	1,334	1,693	2,747

(2)   If you annuitize* or remain invested in the Contract at the end of the applicable time period:

With no SecurePay rider elected:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	301	919	1,562	3,289
Minimum Fund Expenses	185	572	984	2,137

With SecurePay rider elected at time of purchase of the Contract (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	350	1,065	1,801	3,742
Minimum Fund Expenses	235	723	1,236	2,648

With SecurePay rider elected under RightTimeSM Option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	360	1,094	1,848	3,830
Minimum Fund Expenses	245	752	1,286	2,747

*  You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Commencement Date.

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

SUMMARY

The Contract

What is the Protective Values Variable Annuity Contract?

The Protective Values Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See “The Contract.”) In certain states the Contract is offered as a group contract to eligible persons.

How may I purchase a Contract?

Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See “Distribution of the Contracts.”)

Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See “Issuance of a Contract.”)

What are the Purchase Payments?

The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract ($2,000 for a Qualified Contract). Purchase Payments may be made at any time prior to the oldest Owner’s or Annuitant’s 81st birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you elect the SecurePay Benefit rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”) The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See “Purchase Payments.”)

Can I cancel the Contract?

You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. Where required, we will refund Purchase Payments. (See “Right to Cancel.”)

Can I transfer amounts in the Contract?

Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a)  $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year; we reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See “Transfers.”)

Can I surrender the Contract?

Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See “Surrenders and Partial Surrenders.”) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See “Federal Tax Matters.”)

Is there a death benefit?

If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner’s death. (See “Death Benefit.”) You must select either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit. (The Maximum Anniversary Value Death Benefit is only available if the oldest Owner is younger than 76 on the Effective Date of the Contract.) We assess a fee for the death benefit. For the Return of Purchase Payments Death Benefit, you may select either the CoverPay Fee or the ValuPay Fee. For the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. You must select your death benefit and death benefit fee option at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. (See “Charges and Deductions, Death Benefit Fee.”)

What is the persistency reward?

On each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date, we will add to your Contract Value an amount equal to 0.40% of your Contract Value on that Contract Anniversary. We will allocate the reward to the Allocation Options according to your current Purchase Payment allocation instructions. Contracts purchased before May 1, 2006 offered a persistency reward equal to 0.50% of your Contract Value.

What is the SecurePay Benefit rider?

The SecurePay Benefit rider guarantees the right to make withdrawals based upon the value of a guaranteed minimum withdrawal benefit base that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined. These withdrawals may be made over the lifetime of persons designated under the rider, provided the rider’s requirements are satisfied. Under the rider, your options for allocating Purchase Payments and Contract Value will be restricted, as you must make all allocations in accordance with a model portfolio that satisfies the rider’s Allocation Guidelines and Restrictions. We charge an additional fee if you elect the SecurePay Benefit rider. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

What Annuity Options are available?

Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See “Annuity Payments”.)

Is the Contract available for qualified retirement plans?

You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 Plans), and tax sheltered annuity plans. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See “Description of the Contract, The Contract,” and “Federal Tax Matters, Qualified Retirement Plans.”)

Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.
Other contracts

We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our administrative office in writing or by telephone.

Federal Tax Status

Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See “Federal Tax Matters”).

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2006, Protective Life had total assets of approximately $     billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $     billion at December 31, 2006.

Protective Variable Annuity Separate Account

The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

The following 47 Sub-Accounts of the Variable Account generally are available in the Contracts:

Fidelity VIP Mid Cap-SC2*
Fidelity VIP Growth-SC2*
Fidelity VIP Equity-Income-SC2*
Fidelity VIP Contrafund®-SC2*
Fidelity VIP Investment Grade Bond-SC2*
Fidelity VIP Index 500-SC2*

Franklin Income Securities-C2*
Franklin Rising Dividends Securities-C2*
Franklin Small-Mid Cap Growth Securities-C2*
Franklin Flex Cap Growth Securities-C2*
Franklin U.S. Government Fund-C2*
Mutual Shares Securities-C2*
Templeton Foreign Securities-C2*
Templeton Global Income Securities Fund-C2*
Templeton Growth Securities-C2*

Goldman Sachs International Equity
Goldman Sachs Structured Small Cap Equity
Goldman Sachs Capital Growth
Goldman Sachs Mid CapValue**
Goldman Sachs Structured U.S. Equity
Goldman Sachs Growth and Income

Lord Abbett Growth and Income
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture
Lord Abbett Growth Opportunities
Lord Abbett America’s Value

MFS New Discovery SS*

MFS Emerging Growth SS*

MFS Research SS*

MFS Investors Growth Stock SS*

MFS Investors Trust SS*

MFS Utilities SS*

MFS Total Return SS*

Oppenheimer Mid Cap SS*
Oppenheimer Global Securities SS*
Oppenheimer Capital Appreciation SS*
Oppenheimer Main Street SS*
Oppenheimer High Income SS*
Oppenheimer Strategic Bond SS*
Oppenheimer Money Fund

Van Kampen Aggressive Growth II*
Van Kampen Enterprise II*
Van Kampen Comstock II*
Van Kampen Growth and Income II*
Van Kampen Government II*
Van Kampen UIF Equity and Income II*
Van Kampen Strategic Growth II*

*       This Sub-Account invests in a class of Fund shares that pays distribution or service fees underRule 12b-1 of the Investment Company Act of 1940. For more information, please see “Other Information about the Funds” and “Distribution of the Contracts” in this prospectus, and the prospectus for the Fund.

**    This Sub-Account is available only in Contracts purchased before May 1, 2006.

This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account. If you elect the SecurePay Benefit rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with a model portfolio that satisfies the rider’s Allocation Guidelines and Restrictions. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Administration

Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management and Research Company and subadvised by FMR Co., Inc. or Fidelity Investments Money Management, Inc; Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Lord Abbett Series Trust, managed by Lord, Abbett & Co.; and Franklin Templeton Variable Insurance Products Trust managed by Franklin/Templeton Distributors, Inc. Shares of these funds are offered only to:

(1)         the Variable Account;

(2)         other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)         separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)         certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class 2

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

VIP Growth Portfolio, Service Class 2

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration.

Franklin Small-MidCap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth.

Franklin U.S. Government Fund

This Fund seeks income.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth.

Templeton Global Income Securities Fund

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth.

Goldman Sachs Variable Insurance Trust

Capital Growth Fund

Long-term growth of capital.

Growth and Income Fund

This Fund seeks long-term growth of capital and growth of income.

International Equity Fund

Long-term capital appreciation.

MidCap Value Fund (available only in Contracts purchased before May 1, 2006)

Long-term capital appreciation.

Structured Small Cap Equity Fund

Long-term growth of capital.

Structured U. S. Equity Fund

Long-term growth of capital and dividend income.

Lord Abbett Series Fund

America’s Value Portfolio

The Fund’s investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

This Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund’s investment objective is capital appreciation.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance TrustSM

Emerging Growth Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Investors Growth Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Investors Trust Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

New Discovery Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Research Series, Service Class Shares

This Fund’s investment objective is to seek capital appreciation.

Total Return Series, Service Class Shares

This Fund’s investment objective is to seek total return.

Utilities Series, Service Class Shares

This Fund’s investment objective is to seek total return.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, “growth type” companies and cyclical industries.

High Income Fund/VA, Service Shares

This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

MidCap Fund/VA, Service Shares

This Fund seeks capital appreciation by investing in “growth type” companies.

Money Fund/VA

This Fund seeks maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA, Service Shares

This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and lower-grade high yield securities of U.S. and foreign companies.

Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II

Seeks both capital appreciation and current income.

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II

Seeks capital growth.

Comstock Portfolio Class II

Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Enterprise Portfolio Class II

Seeks capital appreciation through investments in securities believed by the Portfolio’s investment adviser to have above average potential for capital appreciation.

Government Portfolio Class II

Seeks to provide investors with high current return consistent with preservation of capital.

Growth and Income Portfolio Class II

Seeks long-term growth of capital and income.

Strategic Growth Portfolio Class II (formerly Emerging Growth Portfolio Class II)

Seeks capital appreciation.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment adviser. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will compensate us for providing administrative, marketing, and support services. For a discussion of the administrative, marketing and support fees we receive from the Funds, see “Administrative, Marketing, and Support Service Payments.” We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

Administrative, Marketing, and Support Service Payments

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services we (or our affiliates) provide. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing, and administering the Contracts.

12b-1 Fees.   We and our affiliate, Investment Distributors, Inc. (“IDI”), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us as compensation for our provision of administrative and marketing services relating to the Contracts on IDI’s behalf. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Paid to us:
MFS Variable Insurance Trust	0.25%
Universal Institutional Funds, Inc.	0.05%

Administrative Payments.   As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds for administrative and other services we provide relating to Variable Account operations. These payments are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds range from 0.10% to 0.35% of Fund assets attributable to our variable insurance contracts.

Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of the Contracts.”

Other Investors in the Funds

Shares of Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Franklin Templeton Variable Insurance Products Trust, and Universal Institutional Funds, Inc., are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as “shared funding.” They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed funding.” As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life’s Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Franklin Templeton Variable Insurance Products Trust, and Universal Institutional Funds, Inc., monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund’s various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund’s prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life’s judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract’s interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The Protective Values Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract.

Use of the Contract in Qualified Plans.

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 Plans), and tax sheltered annuity plans. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term “Owner” refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner’s 81st birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who may be nonnatural persons, age restrictions do not apply to the Owner.

The Owner of this Contract may be changed by Written Notice provided:

(1)   each new Owner’s 81st birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and

(2)   each new Owner’s 95th birthday is on or after the Annuity Commencement Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See “Taxation of Annuities in General.”) If you elect the SecurePay Benefit rider, changing and/or adding Owners may result in termination of the rider. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Beneficiary.

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner’s death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner’s death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you elect the SecurePay Benefit rider, changing and/or adding Beneficiaries may result in termination of the rider. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Annuitant.

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant’s 81st birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant’s 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner’s and Annuitant’s 81st birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you elect the SecurePay Benefit rider, you cannot make any Purchase Payments on or after the SecurePay Benefit Election Date. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”) The minimum initial Purchase Payment is $5,000 ($2,000 for Qualified Contracts). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase

Payments as of the end of the Valuation Period during which we receive them at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our administrative office after the end of the Valuation Period on the next Valuation Day. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $1,000,000.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Fixed Account. You may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See “Surrenders and Partial Surrenders”.) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan.

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our administrative office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. Where required, we will refund the Purchase Payment.

For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

If you elect the SecurePay Benefit rider, your options for allocating Purchase Payments will be restricted.  You must allocate your Purchase Payments (and Contract Value) in accordance with a model portfolio that satisfies the rider’s Allocation Guidelines and Restrictions.  (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Variable Account Value

Sub-Account Value.

A Contract’s Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account, any Contract Value transferred to the Sub-Account and any persistency reward allocated to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units.

Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•       surrenders and applicable surrender charges;

•       partial surrenders and applicable surrender charges;

•       partial automatic withdrawals;

•       transfer from a Sub-Account and any applicable transfer fee;

•       payment of a death benefit claim;

•       application of the Contract Value to an Annuity Option; and

•       deduction of the monthly death benefit fee, the monthly SecurePay fee, and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay fee, and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value.

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)         is the result of:

a.                  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.                 the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period.

(2)         is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)         is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Persistency Reward

Beginning on the eighth Contract Anniversary and continuing on each Contract Anniversary thereafter until the Annuity Commencement Date, we will add a persistency reward of 0.40% of your Contract Value to your Contract Value. We will apply the reward in the next valuation period after your Contract Anniversary. We will allocate the reward to the Allocation Options according to your Purchase Payment allocation instructions in effect when we apply the reward. Once we credit the reward to your Contract Value, it is yours to keep. We will not take back the reward. Contracts purchased before May 1, 2006 have a persistency reward of 0.50% of Contract Value.

There is no specific charge for providing the reward. We pay for the reward from our surplus, which reflects revenues from multiple sources, including the annual contract maintenance fee, the mortality and expense risk charge, the administration charge, the surrender charges and the death benefit fee. These fees and charges are expected to produce a profit or return to our surplus in addition to covering the cost of issuing and administering the Contract.

Transfers

Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions at our administrative office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received at our administrative office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our administrative office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See “Suspension or Delay in Payments.”) There are limitations on transfers, which are described below.

After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

If you elect the SecurePay Benefit rider, your options for transferring Contract Value will be restricted.  You must transfer Contract Value in accordance with the rider’s Allocation Guidelines and Restrictions.  (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

How to Request Transfers.

Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems.

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers’, your registered representative’s, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Limitations on Transfers.

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts.   You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

Number of transfers.   Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See “Charges and Deductions, Transfer Fee.”)

Limitations on transfers involving the Guaranteed Account.   No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•       Increased brokerage, trading and transaction costs;

•       Disruption of planned investment strategies;

•       Forced and unplanned liquidation and portfolio turnover;

•       Lost opportunity costs; and

•       Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds.  However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We also reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging.

Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA fixed account (or any other Allocation Option) to any Sub-Account of the Variable Account. You may not transfer to the Oppenheimer Money Fund Sub-Account, however, unless you are allocating your transfers in accordance with a model portfolio allocation made available to Contractholders that includes the Oppenheimer Money Fund. If you purchased your Contract before May 1, 2006 you also have the option of making these transfers on a quarterly basis. This is known as the “dollar-cost averaging” method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an

Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue dollar cost averaging upon written notice to the Owner.

Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period and frequency of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or, if your Contract was purchased before May 1, 2006, quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

If you elect the SecurePay Benefit rider, you may allocate your Purchase Payments to a DCA Fixed Account; however, you must make transfers from the DCA Fixed Account in accordance with a model portfolio that satisfies the rider’s Allocation Guidelines and Restrictions.  (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Portfolio Rebalancing.

Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts (“portfolio rebalancing”). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. (See “Federal Tax Matters.”) Federal and state income taxes may apply to a full or partial surrender (including withdrawals made under the SecurePay Benefit rider), and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59 1/2. (See “Taxation of Partial and Full Surrenders.”) A surrender value may be available under certain Annuity Options. (See “Annuitization.”) In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request. (See “Suspension or Delay in Payments.”)

Full Surrender.

At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

Surrender Value.

The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice or facsimile requesting surrender and your Contract at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day.

Partial Surrender.

At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000 (or $2,000 for Qualified Contracts). Throughout this prospectus we may refer to a partial surrender of your Contract Value as a “withdrawal” from your Contract. Please note that if you elect the SecurePay Benefit rider special withdrawal rules apply, especially on or after the SecurePay Benefit Election Date. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Option(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

Cancellation of Accumulation Units.

Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

The Owner’s right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of:

           (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

          (ii)  earnings on those contributions; and

        (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, severance from employment, disability, or hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Partial Automatic Withdrawals.

Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have:

(1)         made an initial Purchase Payment of at least $5,000; or

(2)         a Contract Value as of the previous Contract Anniversary of at least $5,000.

The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See “Purchase Payments”.) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See “Taxation of Partial and Full Surrenders”.)

When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the “penalty-free withdrawal amount” described in the “Surrender Charge” section of this prospectus, we will deduct a surrender charge where applicable. (See “Surrender Charge.”) Partial automatic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the partial automatic withdrawal plan. If you elect the SecurePay benefit under your Contract, any partial automatic withdrawal plan in effect will terminate on the SecurePay Benefit Election Date. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”) We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you.

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company’s general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company’s general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner’s information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts may not be available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed

Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account and any DCA Fixed Accounts are available in your Contract.

The Fixed Account and the DCA Fixed Accounts are part of Protective Life’s general account. The assets of Protective Life’s general account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. Since the Fixed Account and the DCA Fixed Accounts are part of the general account, Protective Life assumes the risk of investment gain or loss on this amount.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

The Fixed Account.

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. If you elect the SecurePay Benefit rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”) Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. (See “Transfers.”)

The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

The DCA Fixed Accounts.

DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See “Transfers, Dollar Cost Averaging.”) We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Purchase Payment to that DCA Fixed Account. In Oregon, only your initial Purchase Payment may be allocated to a DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

Guaranteed Account Value.

Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

(1)         Purchase Payments allocated to the Guaranteed Account; plus

(2)         amounts transferred into the Guaranteed Account; plus

(3)         any persistency reward allocated to the Guaranteed Account; plus

(4)         interest credited to the Guaranteed Account; minus

(5)         amounts transferred out of the Guaranteed Account, including any transfer fee; minus

(6)         the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

(7)         fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a “first-in, first-out” (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner’s death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make in excess of the Contract Value is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit.

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

(1)         the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner’s death; or,

(2)         the entire interest must be distributed within 5 years of the Owner’s death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner’s death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse.

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner’s spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if the deceased Owner’s spouse’s 81st birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse’s continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse’s death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

Selecting a death benefit.

At the time you apply for your Contract, you must select the type of death benefit you want. You may not change your selection after your Contract is issued. We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. The Maximum Anniversary Value Death Benefit is available only if the oldest Owner is younger than 76 on the Effective Date of the Contract. There is a monthly fee for the Return of Purchase Payment Death Benefit and the Maximum Anniversary Value Death Benefit. (See “Charges and Deductions, Death Benefit Fee.”) Before selecting the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit, you should carefully consider the fee options available for each of these death benefits and consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

Return of Purchase Payments Death Benefit.

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value, regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period.

Maximum Anniversary Value Death Benefit (not available in contracts purchased before July 1, 2005).

At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Effective Date of the Contract is before the oldest Owner’s 76th birthday.

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the deceased Owner’s 80th birthday or the deceased Owner’s date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each partial surrender since that Contract Anniversary.

The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner’s death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period.

Death Benefit Fee.

We assess a fee for the Return of Purchase Payments Death Benefit and the Maximum Anniversary Value Death Benefit. If you select the Return of Purchase Payments Death Benefit, you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election at the time you apply for your Contract, and you cannot change your election after your Contract is issued. If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. Each type of fee is assessed on a monthly basis. (See “Charges and Deductions, Death Benefit Fee.”) It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See “Federal Tax Matters.”) Before electing the type of death benefit fee for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (“SecurePay”)
with RightTimeSM OPTION

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge an optional guaranteed minimum withdrawal benefit rider (“SecurePay”) on Contracts purchased on or after May 1, 2007. In general, SecurePay guarantees the right to make withdrawals (“SecurePay Withdrawals”) based upon the value of a guaranteed minimum withdrawal benefit base (“Benefit Base”) that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined. Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as “Covered Persons” under the Contract. See “Selecting Your Coverage Option.” These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount (“AWA”) — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of Rider benefits because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

You may purchase the SecurePay rider when you purchase your Contract, or at a later date under our RightTimeSM option, provided the rider is still available for sale and you satisfy the rider’s age requirements. See “Maximum Age Limits for Electing the SecurePay Rider.” Please note that any amounts in excess of the Contract Value that we make available through withdrawals or lifetime payments under the rider are subject to our financial strength and claims-paying ability.

SecurePay does not guarantee Contract Value or the performance of any investment option or investment model.

Important Considerations

•  If you purchase SecurePay, your options for allocating Purchase Payments and Contract Value are restricted. We allocate all Purchase Payments and dollar cost averaging transfers, and deduct all SecurePay Withdrawals and other partial surrenders, in accordance with our Allocation Guidelines and Restrictions (described below).

•  Purchase Payments made more than two years after the date the SecurePay rider is issued (the “Rider Effective Date”) are not included in the calculation of the Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after the Rider Effective Date, such as in monthly or annual contributions to an IRA, you should consider whether the rider is appropriate for you.

•  Any change in a Covered Person following the Benefit Election Date (the “Benefit Period”), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees

•  You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage) is age 59 1/2 or older.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date.

•  On the Benefit Election Date, we will cancel any existing partial automatic withdrawal plan that you have established.

•  The SecurePay rider may not be available in all states, and we may otherwise limit its availability.

The ways to purchase SecurePay, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

You should not purchase SecurePay if:

•  you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA (“Excess Withdrawals”) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See “Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals”); or

•  you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•  there is a significant age disparity between the two Covered Persons; or

•     you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix G demonstrates the operation of the SecurePay rider using hypothetical examples. You should review Appendix G and consult your sales representative to discuss whether SecurePay suits your needs.

Purchasing the Optional SecurePay Rider

You may purchase the SecurePay rider when you purchase your Contract. Or, if the rider is still available for sale, you may exercise the RightTimeSM option to add it to your Contract any time before the Owner (or older Owner’s) 86th birthday (the Annuitant’s 86th birthday, if there is a non-natural Owner) or the Annuity Commencement Date, if earlier.

Important Considerations:

You will begin paying the SecurePay Fee as of the Rider Effective Date, even if you do not begin taking SecurePay Withdrawals for many years.

•  You may not cancel the SecurePay rider during the ten years following the Rider Effective Date.

•  We do not refund any SecurePay Fees if the rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•  You must comply with our Allocation Guidelines and Restrictions (described below) after the Rider Effective Date.

•  Prior to the Benefit Election Date, you may take partial surrenders according to the terms of your Contract but partial surrenders will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•  You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Partial surrenders taken before the Benefit Election Date are not SecurePay Withdrawals.

•  You may make additional Purchase Payments after the Rider Effective Date, but any Purchase Payments made more than two years after that date do not increase the Benefit Base. See “Calculating the Benefit Base before the Benefit Election Date.”

The timing of the SecurePay rider purchase could have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing the SecurePay rider early:

•  We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Effective Date. This means that the earlier you purchase the SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Effective Date do not affect the Benefit Base. See Appendix G, Hypothetical Example 1.

•  If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTimeSM option to purchase SecurePay after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTimeSM option may change.

On the other hand, if you purchase SecurePay too early, you may pay the SecurePay Fee for a longer period than is necessary. See Appendix G, Hypothetical Example 2. Additionally, beginning on the Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (described below), partial surrenders will proportionally reduce the Benefit Base (and therefore the value of SecurePay

Withdrawals), and only Purchase Payments made during the first two years following the Rider Effective Date will be included in the Benefit Base.

Please consult your sales representative to discuss the appropriate time for you to purchase the SecurePay rider.

Maximum Age Limits for Electing the SecurePay Rider

The SecurePay rider is available only prior to the Owner’s 81st birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected) at the time they purchase the Contract or prior to the owner’s 86th birthday for Owners who purchase the SecurePay rider under the RightTimeSM option. In the case of joint Owners, the age of the older Owner determines eligibility. Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” eligibility is determined by the age of the Annuitant.

Allocation Guidelines and Restrictions

Under the SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with a model portfolio that satisfies the Allocation Guidelines and Restrictions (“Benefit Allocation Model Portfolios”). Four of the five model portfolios available to you as a Contractholder are eligible Benefit Allocation Model Portfolios. In general, the investment strategies employed by the Benefit Allocation Model Portfolios include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. There can be no assurance, however, that any of the Benefit Allocation Model Portfolios will achieve their investment objective. If you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay Benefit are probably not appropriate for you.

The specific model portfolios available to you are fully described in a separate brochure. Your sales representative can provide additional information about the Benefit Allocation Models available to you. Please talk to him or her if you have additional questions about Benefit Allocation Model Portfolios.

You may allocate your Purchase Payment to the dollar cost averaging (“DCA”) Fixed Account(s) provided transfers from the DCA Fixed Account are allocated to the Sub-Accounts in accordance with the Benefit Allocation Model Portfolio that you select.

You may select only one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with SecurePay. You may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account.

After you purchase the SecurePay rider and select your Benefit Allocation Model Portfolio, we allocate your Purchase Payments and transfers out of the DCA Fixed Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase SecurePay under the RightTimeSM option we will allocate existing variable Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected.

We deduct all Contract Fees, SecurePay Withdrawals, Excess Withdrawals, and other partial surrenders pro-rata from the various Sub-Accounts included in the model portfolio (and if applicable, your DCA Fixed Account.) We also will “re-balance” your Contract Value quarterly, semi-annually, or annually to restore your allocations to the original percentages recommended in your Benefit Allocation Model Portfolio. You may specify the rebalancing period. If you do not specify the period, we will rebalance your Contract Value semi-annually.

These Allocation Guidelines and Restrictions and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted under these Allocation Guidelines, you must submit new allocation instructions to us in writing. There is no charge for participating in the asset allocation program.

If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals or partial surrenders, in a manner that is not consistent with these Allocation Guidelines and Restrictions (a “Prohibited Allocation instruction”), we will terminate your SecurePay rider. A Prohibited Allocation instruction includes:

(a)   allocating a Purchase Payment to an Allocation Option other than your Benefit Allocation Model; or

(b)   directing a dollar cost averaging transfer to an Allocation Option other than your Benefit Allocation Model; or

(c)   transferring any Contract Value to an Allocation Option other than your Benefit Allocation Model; or

(d)   deducting the proceeds of a withdrawal or partial surrender from an Allocation Option other than your Benefit Allocation Model; or

(e)   terminating the rebalancing of your Contract Value.

If we terminate your SecurePay rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See “Reinstating the SecurePay Rider Within 30 Days of Termination.”

Beginning Your SecurePay Withdrawals

You must submit a completed SecurePay Benefit Election Form to our administrative office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

•  Even though the SecurePay rider is in effect as of the Rider Effective Date and we begin the SecurePay Fee deductions on that date, any partial surrenders made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

•  The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59 1/2 or older. We require due proof of age before the first SecurePay Withdrawal is permitted.

•  All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•  You may not make additional Purchase Payments on or after the Benefit Election Date.

•  If at least 10 years elapse between the Rider Effective Date and your Benefit Election Date, we will increase your Maximum Withdrawal Percentage (described below) by 1%, which means you will be permitted to withdraw a greater amount each year once you begin taking SecurePay Withdrawals.

•  You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Effective Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•  Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

Important Considerations

•  All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender Charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See “Charges and Deductions, Surrender Charge” and “Taxation of Annuities in General, Taxation of Partial and Full Surrenders.”

•  All withdrawals, including SecurePay Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess the Surrender Charge on SecurePay Withdrawals, even when Surrender Charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a Surrender Charge on Excess Withdrawals. See “Charges and Deductions, Surrender Charge” and “Taxation of Partial and Full Surrenders.”

The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are “Excess Withdrawals.” You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.

•  Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  Excess Withdrawals may result in a significantly lower AWA in the future.

Determining the Amount of Your SecurePay Withdrawals

The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our administrative office in good order by multiplying your Benefit Base on that date by the applicable “Maximum Withdrawal Percentage.” The manner in which we will calculate the Benefit Base and the Maximum Withdrawal Percentage is discussed below.

Determining the Benefit Base and the Annual Withdrawal Amount (“AWA”)

The percentage we use to determine your Annual Withdrawal Amount depends on the following three factors:

(1)   Whether SecurePay Withdrawals are available for the lifetime of one or two Covered Persons, the person or persons whose life measures the length of the Benefit Period.

(2)   The age of the Covered Person on the Benefit Election Date. In the case of two Covered Persons, the age of the younger Covered Person will measure the percentage.

(3)   The length of time between the Rider Effective Date and the Benefit Election Date.

If there are two Owners under the Contract who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, the SecurePay rider may cover one or both spouses. In the latter case, the SecurePay Withdrawals may continue for as long as either spouse lives.

The Maximum Withdrawal Percentage under the various circumstances is as follows:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after Rider Effective Date	If Benefit Election Date is 10 Years or More after Rider Effective Date
59½ through 69 (SecurePay for two spouses)	4.5%	5.5%
59½ through 69 (SecurePay for one person)	5.0%	6.0%
70 and older (SecurePay for two spouses)	5.5%	6.5%
70 and older (SecurePay for one person)	6.0%	7.0%

For example, to help you understand how we calculate the AWA, assume the Owner/Covered Person was age 65 on the Rider Effective Date, 5 years passed between the Rider Effective Date and the Benefit Election Date, and the Benefit Base was $100,000. Because the Covered Person is now 70 years old, the Maximum Withdrawal Percentage would be 6.0%, and the AWA would equal $6,000 ($100,000 × .06).

If on the Benefit Election Date the same Owner wants SecurePay Withdrawals based upon himself and his 64 year-old spouse, then the Maximum Withdrawal Percentage would be 4.5% and the AWA would equal $4,500 ($100,000 × .045) because there are two Covered Persons and the younger of the two is less than 70 years old on the Benefit Election Date.

Note:   A change of Covered Persons after the Benefit Election Date will cause the SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. The Owner(s) may purchase a new SecurePay rider under the RightTimeSM option, if the rider is still available for sale, without the normal five-year waiting period. See “Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider.”

Increased AWA for Certain Medical Conditions

If you have certain medical conditions, and you have held your contract for two years or more, you may qualify for an increase in your AWA when you elect to begin taking your SecurePay withdrawals.

Note:   The two-year waiting period begins on the Contracts Effective Date (not necessarily when you elect the SecurePay rider). A new waiting period begins if ownership of the Contract changes.

We will determine, in our sole discretion, the medical conditions that will qualify for an enhanced SecurePay benefit and the amount of the enhancement. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our decision will be based on factors including, but not limited to, our judgment as to your individual medical condition and life expectancy and the likelihood of improved medical treatment for your condition. From time to time, we will publish examples of conditions that would currently qualify for an increase in your AWA. We will also base our decision upon our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the Benefit Allocation Model Portfolios required for the SecurePay rider and our expectations regarding the securities in general. The factors upon which we base our decision, and the weight we give to each factor, may change from time to time.

If we determine that an increase in your AWA is warranted, the amount of that increase will range from     % to a maximum of     %.

This Increased AWA for Certain Medical Conditions may not be available in all states. We reserve the right to discontinue this benefit at anytime.

How to Apply for an Increased AWA

You may ask for a determination as to whether you and/or your spouse qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you are at least 59 1/2 years old.

If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process.  Among other things, you must authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Note:   You may not apply for an increased AWA on or after The Benefit Election Date.

In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for the two spouses. If you request Joint Coverage, we will advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay rider for Joint Coverage is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person.

Note:   Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person.

We will assess a charge for consideration of the increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay withdrawals at the increased AWA. The current fee is $150 for each person designated as a “Covered Person” in the Benefit Election Form, in other words, $150 for single coverage and $300 for joint coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current account value when you submit your Benefit Election Form. Please note that, if you request that we determine whether you and/or your spouse qualify for an increased AWA more than twice, we will deduct the charge from your current account value whether or not we determine that you qualify for an increased AWA and whether or not you decide to accept our determination.

Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for a Increased AWA

We must receive your Benefit Election Form within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Selecting Your Coverage Option

If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner.	N/A
Single Owner/ Spouse Beneficiary

Covered Person is the Owner. Upon death of Owner, the surviving spouse may exercise the RightTimeSM option if he or she continues the Contract under the spousal continuation provisions and if the rider is still available. We will waive the 5-year waiting period.

Both are Covered Persons. Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon first death.	N/A
Joint Owner/ Spouse 2nd Owner

Covered Person is older Owner.

SecurePay rider expires upon death of the older Owner.

Upon death of the older Owner, the surviving spouse may exercise the RightTimeSM option if he or she continues the Contract under the spousal continuation provisions and if the rider is still available. We will waive the 5-year waiting period.

Both are Covered Persons. Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

Changing Beneficiaries — Single Owner with Joint Life Coverage

After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider.

Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Effective Date and exercise the RightTimeSM option (if we are still offering SecurePay) to purchase a new SecurePay rider. See “Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider.”

Calculating the Benefit Base Before the Benefit Election Date

The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

Note:   The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

On the Rider Effective Date, we will determine your initial Benefit Base. If you purchase the SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase the SecurePay rider after the Contract has been issued by exercising the RightTimeSM option, the Benefit Base is initially equal to the Contract Value as of the Rider Effective Date.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Effective Date. We reduce the Benefit Base for each partial surrender from the Contractprior to the Benefit Period in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

Example:   Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

On each Contract Anniversary following the Rider Effective Date, we will determine the “SecurePay Anniversary Value” by taking your Contract Value on that Contract Anniversary and reducing it by any Purchase Payments made more than two years after the Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the SecurePay Anniversary Value. We then compare the Benefit Base to the SecurePay Anniversary Value. If the Benefit Base exceeds the SecurePay Anniversary Value, the Benefit Base does not change. However, if the SecurePay Anniversary Value is higher than the Benefit Base, we will increase the Benefit Base to the SecurePay Anniversary Value as of that date.

Calculating the Benefit Base On or After the Benefit Election Date

We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year’s Annual Withdrawal Amount.

SecurePay Withdrawals

SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Contract Anniversary on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

Important Consideration

•  SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

•  For example, assume your Maximum Withdrawal Percentage is 5% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 × .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

•  We do not impose a Surrender Change on any SecurePay Withdrawals.

Excess Withdrawals

During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

(a)   If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.

(b)   If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Contract Value is $110,000, your Withdrawal Percentage is 5% (i.e., your AWA is $5,000), and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 SecurePay Withdrawal (which means you have exceeded your AWA by $1,000), we will consider $2,000 of that withdrawal to be SecurePay and $1,000 to be Excess. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 - $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 - $1,000).

However, if your Contract Value is $70,000 then rule (b) applies. We determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 - $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

The examples above do not include the effect of any surrender charges that may be applicable.

We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage determined on the Benefit Election Date. We also will apply a Surrender Charge to the Excess Withdrawal, if a Surrender Charge would otherwise be applicable.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the SecurePay Benefit as follows:

•  We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  we will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse.

Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, first, we will pay you a lump sum equal to such remaining AWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, before we establish an Annuity Commencement Date under a settlement of the SecurePay Benefit, we intend to treat any amounts received by you in the form of SecurePay Withdrawals as partial surrenders for tax purposes. After we establish an Annuity Commencement Date under a settlement of the SecurePay Benefit, we will treat any amounts received by you as annuity payments for tax purposes. See “Taxation of Annuities in General.”

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

Required Minimum Distributions

If SecurePay is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See “QUALIFIED RETIREMENT PLANS.”

After the Benefit Election Date, SecurePay permits withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with written notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

In general, under the SecurePay Benefit, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

Note:   If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay Benefit will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus Your Actual Withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

Benefit Available on Latest Annuity Commencement Date (oldest Owner’s or oldest Annuitant’s 95th Birthday)

If the oldest Owner’s or oldest Annuitant’s 95th birthday occurs while the SecurePay rider is in effect, we will provide monthly payments equal to the greater of (i) the AWA divided by 12; or (ii) payments based upon the Contract Value plus any applicable annuitization bonus as of that date and the annuity option you select. If you do not select an annuity option, your annuity payments will based upon the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the latest Annuity Commencement Date available under the Contract.

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. If you purchase the SecurePay rider when you purchase your Contract, the current annual charge is 0.50% of the Benefit Base. If you purchase SecurePay later under our RightTimeSM option, the current annual charge is 0.60% of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day.

We may increase the SecurePay fee. However, we will not increase the SecurePay Fee above 0.95% of the Benefit Base. If we later decide to increase your SecurePay Fee, we will give you notice prior to the increase. You may then elect not to pay the increased SecurePay Fee, but your current Benefit Base will be capped if a higher SecurePay Anniversary Value occurs. The SecurePay rider is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to the Sub-Accounts that comprise one of the Benefit Allocation Models before the fee is charged.

Terminating the SecurePay Rider

The SecurePay rider will terminate upon the earliest of:

•  termination of the SecurePay rider by the Owner (permitted after the SecurePay rider has been in effect for at least ten years);

•  full surrender or termination of the Contract;

•  changing your designation of a Covered Person or Persons on or after the Benefit Election Date;

•  beginning annuity income payments on the Annuity Commencement Date;

•  noncompliance with the Allocation Guidelines and Restrictions, including transferring out of the selected Benefit Allocation Model; or

•  establishment of an Annuity Commencement Date.

Deduction of the monthly fee for the SecurePay rider ceases upon termination.

Spousal Continuation

If the Benefit Election indicates Single Life Coverage and the SecurePay Benefit terminates due to the death of the Covered Person and the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also exercise the RightTimeSM option immediately (if it is available at that time) and purchase a new SecurePay rider. We will waive the 5-year waiting period. The surviving spouse’s SecurePay Benefit will be subject to the terms and conditions of the rider in effect at that time. See “Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider.”

If the SecurePay Benefit Election indicates Joint Life Coverage (see “Selecting Your Coverage Option”), and the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage determined on the Benefit Election Date.

Reinstating the SecurePay Rider Within 30 Days of Termination

If your SecurePay rider terminated due to a Prohibited Allocation instruction (See “Allocation Guidelines and Restrictions”) and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value to a current Benefit Allocation Model and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Effective Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination.

Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

If your SecurePay rider has terminated, you may exercise the RightTimeSM option and purchase a new SecurePay rider before the Annuity Commencement Date if (a) five years have passed since the termination of the prior SecurePay rider and (b) the rider is still available for sale. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTimeSM option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

•  The initial Benefit Base will be equal to the Contract Value as of the new Rider Effective Date.

•  The time period applicable to the Maximum Withdrawal Percentage determination will begin from the new Rider Effective Date.

•  When we calculate the AWA under the new SecurePay rider, we will base the Maximum Withdrawal Percentage on the age of the Owner (the younger Owner in the case of two Owners) as of the new rider’s Benefit Election Date.

We will impose the current SecurePay Fee in effect on the new Rider Effective Date.

Tax Consequences

For a general discussion of the tax consequences specific to SecurePay withdrawals, see TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of SecurePay Withdrawals.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)         when the New York Stock Exchange is closed; or

(2)         when trading on the New York Stock Exchange is restricted; or

(3)         when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)         when the SEC, by order, so permits for the protection of security holders.

We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General.

We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a full or partial surrender before the Annuity Commencement Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See “Annuitization, Annuity Commencement Date.”). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life’s general assets, which may include amounts derived from the mortality and expense risk charge.

If you elect the SecurePay Benefit rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Penalty-Free Withdrawal Amount.

Each Contract Year you may withdraw a specified amount, called the “penalty-free withdrawal amount”, from your Contract without incurring a surrender charge. During the first Contract Year the penalty-free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the penalty-free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the penalty-free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the penalty-free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the penalty-free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59 1/2. (See “Taxation of Annuities in General, Taxation of Partial and Full Surrenders.”)

If you elect the SecurePay Benefit rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Determining the Surrender Charge.

We calculate the surrender charge by first allocating surrendered Contract Value in excess of any penalty-free withdrawal amount to Purchase Payments or portions of Purchase Payments not previously assessed with a surrender charge on a “first-in, first-out” (FIFO) basis. We then allocate any remaining surrendered Contract Value pro-rata to these Purchase Payments. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown below. If the surrendered Contract Value exceeds any penalty-free withdrawal amount and if no surrendered Contract Value was allocated to Purchase Payments, we determine the surrender charge on the surrendered Contract Value by applying the surrender charge percentage associated with the most recent Purchase Payment we accepted.

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge as Percentage of Amount Surrendered
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

Refer to Appendix B for an example of how the surrender charge is calculated.

We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

Waiver of Surrender Charges.

We will waive any applicable surrender charge if, at any time after the first Contract Year:

(1)         you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or,

(2)         you enter, for a period of at least ninety (90) days, a facility which is both

(a)           licensed by the state or operated pursuant to state law; and

(b)          qualified as a skilled nursing home facility under Medicare or Medicaid.

For Contracts purchased in the State of Texas, we will also waive surrender charges on these conditions during the first Contract Year.

The term “terminal illness” means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A “physician” is a medical doctor licensed by a state’s Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.

Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provisions described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above.

We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses. We will determine the entitlement to such a reduction in surrender charge.

We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See “Qualified Retirement Plans”.) During any Contract Year, the total amount of such partial surrenders will reduce the penalty-free withdrawal amount available on any subsequent partial surrender.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.00% of the average daily net assets of the Variable Account attributable to your Contract.

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Death Benefit Fee

We assess a death benefit fee to compensate us for the cost of providing the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your elected death benefit. We do not assess the death benefit fee after the Annuity Commencement Date.

If you select the Return of Purchase Payments Death Benefit, you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election when you apply for your Contract, and you cannot change your election after your Contract is issued. If you select the Maximum Anniversary Value Death Benefit, the CoverPay Fee will apply. The ValuPay Fee is not available with the Maximum Anniversary Value Death Benefit. It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See “Federal Tax Matters.”) Before electing the fee option for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

Contracts purchased before July 1, 2005 had different death benefit fee options. For information about fee options available in that class of Contracts, please see Appendix E.

CoverPay Fee

The CoverPay Fee is based on the value of the death benefit in your Contract on the day the fee is assessed. We begin assessing the CoverPay Fee on the first Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date.

Return of Purchase Payments Death Benefit.    If you elected the Return of Purchase Payments Death Benefit, the CoverPay Fee is equal, on an annualized basis, to 0.10% of your death benefit value measured on each Monthly Anniversary Day. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Day is the greater of (1) your Contract Value or (2) your adjusted aggregate Purchase Payments on that day. (See DEATH BENEFIT, Return of Purchase Payments Death Benefit for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $115,000, and your adjusted aggregate Purchase Payments equal only $100,000, the CoverPay Fee we deduct on that day will be based on the Contract Value of $115,000. Alternatively, if your Contract Value equals only $85,000, but your adjusted aggregate Purchase Payments equal $100,000, the CoverPay Fee we deduct on that day will be based on the adjusted aggregate Purchase Payments of $100,000. (See “Comparative Examples of Death Benefit Fees” for examples intended to help you compare the death benefit fee options that are available in the Contract.)

Maximum Anniversary Value Death Benefit.   If you elected the Maximum Anniversary Value Death Benefit, the CoverPay Fee is equal, on an annualized basis, to 0.30% of your annualized death benefit value measured on each Monthly Anniversary Day. The value of your Maximum Anniversary Value Death

Benefit on any Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000. (See “Comparative Examples of Death Benefit Fees” for examples intended to help you compare the death benefit fee options that are available in the Contract.)

ValuPay Fee

The ValuPay Fee is only available if you elected the Return of Purchase Payments Death Benefit. (See DEATH BENEFIT, Return of Purchase Payments Death Benefit for a description of the Return of Purchase Payment Death Benefit.) The ValuPay Fee is based on the Net Amount at Risk and the oldest Owner’s age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which your adjusted aggregate Purchase Payments exceed your Contract Value. There is no Net Amount at Risk when your Contract Value is equal to or greater than your adjusted aggregate Purchase Payments. Whenever your Contract Value is lower than your adjusted aggregate Purchase Payments, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value is equal to or greater than your adjusted aggregate Purchase Payments.

The ValuPay fee is calculated by multiplying the Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of Net Amount at Risk by Owner’s age. It also shows the cost factor expressed as an annualized percentage of the Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner’s Age	Monthly Cost Factor Per $1,000 of Net Amount at Risk	Annualized Percentage of Monthly Net Amount at Risk
50 or less	$0.25034	0.30%
51-60	$0.50138	0.60%
61-65	$1.00554	1.20%
66-70	$1.47016	1.75%
71-75	$2.53505	3.00%
76-80	$3.82964	4.50%
81	$5.09893	5.95%
82	$5.71812	6.65%
83	$6.34158	7.35%
84	$6.96937	8.05%
85	$7.60156	8.75%
86	$8.37522	9.60%
87	$9.15558	10.45%
88	$9.94277	11.30%
89	$10.73689	12.15%
90	$11.53809	13.00%
91	$12.96964	14.50%
92	$14.42441	16.00%
93	$15.90318	17.50%
94	$17.40681	19.00%
95	$18.93618	20.50%

For example, if you are 78 years old on your 20th Monthly Anniversary Day, and on that day your Contract Value equals $115,000 while your adjusted aggregate Purchase Payments equal only $100,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $85,000, and your adjusted aggregate Purchase Payments equal $100,000, the Net Amount at Risk is $15,000 and we would deduct a ValuPay Fee of $57.45 (monthly cost factor of $3.82964 per $1,000 multiplied by 15). (See “Comparative Examples of Death Benefit Fees” for examples intended to help you compare the death benefit fee options that are available in the Contract.)

Selecting a Death Benefit Fee.

The relative costs of the CoverPay Fee and the ValuPay Fee will vary depending on the Contract’s investment performance and, in the case of the ValuPay Fee, the oldest Owner’s age. In choosing a death benefit fee for your Contract, you may want to consider the following factors in addition to any other factors that apply in your particular circumstances:

CoverPay Fee	ValuPay Fee
Assessed each month until the Annuity Commencement Date	Assessed only when the death benefit is higher than the Contract Value; Not assessed during the first Contract Year or after the Annuity Commencement Date
Does not vary based on age	Cost factor increases based on age
When the death benefit is higher than the Contract Value, the fee is based on—
The value of the death benefit	The difference in values
When the death benefit is the Contract Value, the fee is based on—
The value of the death benefit, which is the same as the Contract Value	There is no fee

Over time, if investment performance is generally positive and the death benefit is the same as the Contract Value on most days on which we assess the death benefit fee, the aggregate dollar amount of the CoverPay Fee will generally be more than the aggregate dollar amount of the ValuPay Fee. On the other hand, at any time when the death benefit is higher than the Contract Value on the day we assess the ValuPay Fee, the ValuPay Fee may be more than the CoverPay Fee on that day. During prolonged periods in which the death benefit is higher than the Contract Value on the days we assess the ValuPay Fee, especially if the difference is significant and/or an Owner has reached an older age, the aggregate dollar amount of the ValuPay Fee could be more than the aggregate dollar amount of the CoverPay Fee.

Comparative Examples Of Death Benefit Fees

The following examples are intended to help you compare the death benefit fee options that are available in the Contract. The examples show what each of the death benefit fees would be for one month based on the facts assumed in the example. Please remember that the examples are illustrations and do not predict or guarantee the amount of the death benefit fee that will apply to your Contract. Your actual fee may be higher or lower than those shown. Similarly, your investment results and death benefit may be higher or lower than those shown in the examples.

For all of the examples, assume the following facts:

The Initial Purchase Payment was $100,000;

No withdrawals or additional Purchase Payments were made;

The greatest anniversary value attained was $110,000;

The death benefit fee is being assessed on a Monthly Anniversary Day after the 1st Contract Year; and

The Contract Value, death benefit value, and Owner’s age are as shown in each example.

The examples show the amount of each of the death benefit fees that would apply on the Monthly Anniversary Day on which the fee is being assessed.

EXAMPLE 1

Contract Value:	$100,000
Return of Purchase Payments Death Benefit value:	$100,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$0
Maximum Anniversary Value Death Benefit value:	$110,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$8.34	$0.00	$27.54
Owner’s age 76	$8.34	$0.00	$27.54

EXAMPLE 2

Contract Value:	$85,000
Return of Purchase Payments Death Benefit value:	$100,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$15,000
Maximum Anniversary Value Death Benefit value:	$110,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$8.34	$7.52	$27.54
Owner’s age 76	$8.34	$57.45	$27.54

EXAMPLE 3

Contract Value:	$110,000
Return of Purchase Payments Death Benefit value:	$110,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$0
Maximum Anniversary Value Death Benefit value:	$110,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$9.17	$0.00	$27.54
Owner’s age 76	$9.17	$0.00	$27.54

EXAMPLE 4

Contract Value:	$115,000
Return of Purchase Payments Death Benefit value:	$115,000
Net Amount at Risk for Return of Purchase Payments Death Benefit:	$0
Maximum Anniversary Value Death Benefit value:	$115,000

	Return of Purchase Payments		Maximum Anniversary Value
	Death Benefit		Death Benefit
	CoverPay Fee	ValuPay Fee	CoverPay Fee
Owner’s age 60	$9.59	$0.00	$28.79
Owner’s age 76	$9.59	$0.00	$28.79

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. If you purchase the SecurePay rider when you purchase your Contract, the current annual charge is 0.50% of the Benefit Base. If you purchase SecurePay later under our RightTimeSM option, the current annual charge is 0.60% of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day.

We may increase the SecurePay fee. However, we will not increase the SecurePay Fee above 0.95% of the Benefit Base. If we later decide to increase your SecurePay Fee, we will give you notice prior to the increase. You may then elect not to pay the increased SecurePay Fee, but your current Benefit Base will be capped if a higher SecurePay Anniversary Value occurs. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund’s assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See “Distribution of the Contracts” for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Commencement Date

On the Effective Date, the Annuity Commencement Date is the oldest Owner’s or Annuitant’s 95th birthday. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See “Federal Tax Matters”.) Distributions from Qualified Contracts may be required before the Annuity Commencement Date. We will terminate the SecurePay Benefit rider if in effect on the Annuity Commencement Date. (See “Guaranteed Minimum Withdrawal Benefit (“SecurePay”) With RightTimeSM Option.”)

Changing the Annuity Commencement Date.

The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive the written request, at least 3 years after the most recent Purchase Payment, and no later than the oldest Owner’s or Annuitant’s 95th birthday.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value or that includes a bonus amount.

Minimum Annuity Value.

(not available in Massachusetts or Minnesota)

We will use a minimum Annuity Value if your Annuity Commencement Date is on or within 90 days after your 7th Contract Anniversary, and you select either (i) Annuity Option B (life income with or without a certain period) or (ii) Annuity Option A (payments for a certain period) with a certain period of at least 10 years. In these circumstances, the minimum Annuity Value will be the greater of (i) the Contract Value on the Annuity Commencement Date, or (ii) your aggregate Purchase Payments less an adjustment for each partial surrender as of the Annuity Commencement Date, each reduced by any applicable fees, charges and premium tax. The adjustment for each partial surrender is the amount that reduces your aggregate Purchase Payments at the time of surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than your aggregate Purchase Payments at the time of the partial surrender, the adjustment will be larger than the amount surrendered.

PayStream Plus Annuitization Benefit.

(not available in New Hampshire or Utah)

If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments.

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments.

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the “Charges and Deductions, Surrender Charge” section of this prospectus, but without regard to any penalty-free withdrawal amount that may have otherwise been available.

Annuity Units.

On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments.

We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)          is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)         is the Annuity Unit value for the preceding Valuation Period; and

(c)          is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units.

After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

Annuity Options.

You may select an Annuity Option, or change your selection by Written Notice Protective Life receives no later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments For a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With Or Without A Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option  B. If no certain period is selected, payments will stop upon the death of the Annuitant(s), no matter how few or how many payments have been made.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

PrincipalBack Annuitization Benefit

Contracts purchased before May 1, 2007 offered the PrincipalBack Annuitization Benefit.  For more information about the benefit in that class of Contracts, please see Appendix H.

Minimum Amounts

If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company’s rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Commencement Date

In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant’s death.

YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds’ performance also reflects the Funds’ expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in “Standardized Average Annual Total Returns,” above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. (“Lipper”), the Variable

Annuity Research Data Service (“VARDS”), and Morningstar Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund’s investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company’s Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner’s Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)         the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

(2)         the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)         the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)         Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)         certain Qualified Contracts;

(3)         Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)         certain Contracts used in connection with structured settlement agreements; and

(5)         Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your “investment in the contract.” All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the “investment in the contract.” For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Partial and full surrenders may be subject to a 10% penalty tax. (See “Penalty Tax on Premature Distributions.”) Partial and full surrenders may also be subject to federal income tax withholding requirements. (See “Federal Income Tax Withholding.”) In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a “direct rollover” of the amount surrendered is made. (See “Direct Rollovers.”)

Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to Surrender Charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will be treated as surrenders for federal income tax purposes.

As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Return of Purchase Payments death benefit and the Maximum Anniversary Value death benefit. The fee is assessed as a fee based on the Net Amount at Risk (“ValuPay Fee”) or a death benefit-based fee (“CoverPay Fee”). The Company also assesses a fee for determining whether it will allow an increased annual amount of SecurePay withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

Tax Consequences of SecurePay Withdrawals

In general, SecurePay Withdrawals are treated for tax purposes as partial surrenders. As described above, in the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your “investment in the contract”. However, if you purchase the SecurePay rider, and the amount available for withdrawal as an AWA is greater than your Contract Value immediately before a partial surrender, amounts you receive are includable in income to the extent the AWA exceeds your investment in the Contract.

If the oldest Owner’s or oldest Annuitant’s 95th birthday occurs while the SecurePay rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA divided by 12, and (2) payments under an annuity option, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay Withdrawal that is less than or equal to the AWA, we will treat periodic payments made on or after the Annuity Commencement Date established under the SecurePay settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the Contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the Contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the SecurePay settlement, in which case all payments made on or after that date will be fully includable in income.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the “investment in the contract” (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. You should consult a tax advisor in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See “Federal Income Tax Income Withholding.”) In addition, in the case of annuity income payments from certain Qualified Plans, mandatory withholding requirements may apply, unless a “direct rollover” of such annuity payments is made. (See “Direct Rollovers.”)

Taxation of Death Benefit Proceeds

Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)         if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

(2)         if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Commencement Date, if a guaranteed period exists under an Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)         if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)         if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See “Federal Income Tax Withholding.”) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a “direct rollover” of such proceeds is made. (See “Direct Rollovers.”)

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee’s “investment in the contract” will increase to reflect the increase in the transferor’s income.

Penalty Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

(a)          received on or after the Owner reaches age 59 1/2 ;

(b)         attributable to the Owner’s becoming disabled (as defined in the tax law);

(c)          made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)         made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated Beneficiary (as defined in the tax law); or

(e)          made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

(Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract.  That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no “investment in the contract” and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

If you use this Contract in connection with a Qualified Plan, the Owner and Annuitant generally must be the same individual and generally may not be changed. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (“IRAs”), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the persistency reward, the Minimum Annuity Value, the PrincipalBack annuitization benefit, the PayStream Plus annuitization benefit the SecurePay benefit, and certain other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)          received on or after the date the Owner reaches age 59 1/2 ;

(b)         received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

(c)          made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception ”c” above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a “Coverdell Education Savings Account” (formerly known as an “Education IRA”) under Section 530 of the Code, a “Simplified Employee Pension” under Section 408(k) of the Code, or a “Simple IRA” under Section 408(p) of the Code.

Roth IRAs.

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner’s death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a “qualified rollover contribution” from a non-Roth IRA. However, a Roth IRA may not accept rollover contributions from other qualified plans, except rollovers from a “designated Roth account” maintained under such a plan. Special rules apply to rollovers from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans.

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans.

Section 403(b) Annuity Contracts.

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a “Section 403(b) annuity contract” should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

Section 403(b) annuity contracts contain restrictions on withdrawals of:

           (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

          (ii)  earnings on those contributions; and

        (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Direct Rollovers

If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity contract, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity contract or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a “series of substantially equal periodic payments” made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company)

explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

The Contract

The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Code and applicable regulations.

Error in Age or Gender

When a benefit of the Contract is contingent upon any person’s age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate in Protective Life’s surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee’s or transferee’s interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See “Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers” in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner’s instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Contracts on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc.

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, “Selling Broker-Dealers”) for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI’s operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2004	$17,693,771
December 31, 2005	$20,020,473
December 31, 2006	$19,818,173

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers.   We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.   In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional “trail” commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer’s registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2006, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, A.G. Edwards, UBS and Raymond James in connection with the sale of our variable insurance products (including the Contracts). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.   In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

IMSA

Protective Life Insurance Company is a member of the Insurance Marketplace Standards Association (“IMSA”), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI’s, Protective Life’s or the Variable Account’s financial position.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner’s percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner’s percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner’s percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2006 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2006 and 2005 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The audited consolidated balance sheets for Protective Life as of December 31, 2006 and 2005 and the related consolidated statements of income, share-owner’s equity, and cash flows for the three years in the period ended December 31, 2006 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	3
STATE REGULATION	3
RECORDS AND REPORTS	3
LEGAL MATTERS	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
OTHER INFORMATION	3
FINANCIAL STATEMENTS	4

APPENDIX A

EXAMPLE OF DEATH BENEFIT CALCULATIONS

Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner’s death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender	$25,000
	(including applicable surrender charges)
10/1(yy+4)	Purchase Payment	$80,000

The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that proof of death was provided immediately, and no premium tax is applicable.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit payable is the greater of:

(1)   Contract Value of $185,000 or,

(2)   aggregate Purchase Payments less an adjustment for each surrender*, or $180,000 less $20,000 equals $160,000.

The death benefit payable is then $185,000.

*      The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000 or $20,000.

A-1

Maximum Anniversary Value Death Benefit

The Maximum Anniversary Value Death Benefit is equal to the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see “Return of Purchase Payments Death Benefit,” above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered**, as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

**             The adjustment for each surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

The Maximum Anniversary Value Death Benefit is equal to the greatest of:

(1)         Contract Value of $185,000,

(2)         aggregate Purchase Payments less an adjustment for each surrender (see “Return of Purchase Payments Death Benefit,” above), or $180,000 less $20,000 equals $160,000.

(3)         the greatest maximum anniversary value attained, or $190,000.

The death benefit payable is then $190,000.

A-2

APPENDIX B

EXAMPLE OF SURRENDER CHARGE CALCULATION

Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0.0%

Assume an initial Purchase Payment of $100,000 is made on the Effective Date, followed 5 years later by a subsequent Purchase Payment of $50,000. On the sixth Contract Anniversary, assume the Contract Value is $175,000.

During the seventh Contract Year, when the Contract Value has increased to $185,000, a partial surrender of $50,000 is requested. On the eighth Contract Anniversary, when the Contract Value is $200,000, a full surrender is requested. To start, the surrender charge can never exceed 9% of aggregate Purchase Payments, in this case, $13,500.

When the $50,000 partial surrender is requested, $25,000 represents earnings in the Contract and is available free of surrender charges. The remaining surrendered amount of $25,000 is allocated to the initial $100,000 Purchase Payment. Since 6 full years have elapsed since the initial Purchase Payment, a 2.0% surrender charge percentage will apply and the surrender charge is $25,000 times 2.0%, which equals $500.

From the $200,000 full surrender, $75,000 represents earnings in the Contract and is free of surrender charges. The remaining $125,000 is prorated to the Purchase Payments as follows:

•       75,000 is allocated to the initial Purchase Payment

•       50,000 is allocated to the subsequent Purchase Payment

Since 8 full years have elapsed since the initial Purchase Payment, a 0.0% surrender charge percentage will apply to $75,000.

Since 3 full years have elapsed since the subsequent Purchase Payment, a 5.0% surrender charge percentage will apply to $50,000.

The total surrender charge upon the full surrender is $2,500.

B-1

APPENDIX C

EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See “Annuity Options.”) If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled “Annuity Value after Payment,” above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 7 years of a Purchase Payment, the amount payable will be reduced by any applicable surrender charge. (See “Annuity Income Payments, Variable Income Payments.”)

C-1

APPENDIX D

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the ProtectiveValues Variable Annuity Contract as follows:

March 14, 1994	—	Oppenheimer Money	June 2, 2003	—	(Continued)
		Fund			Van Kampen LIT Strategic
		Goldman Sachs International			Growth II
		Equity			Van Kampen LIT Enterprise II
		Goldman Sachs Structured Small			Van Kampen LIT Comstock II
		Cap Equity			Van Kampen LIT Growth and
		Goldman Sachs Structured U.S.			Income II
		Equity			Van Kampen LIT Government II
		Goldman Sachs Growth and			Van Kampen UIF Equity and
		Income			Income II
June 13, 1995	—	Goldman Sachs Capital Growth	December 19, 2003	—	Goldman Sachs Mid Cap Value
October 2, 2000	—	Van Kampen LIT Aggressive	May 1, 2006	—	Fidelity VIP Mid Cap-SC2
Growth II
May 1, 2002	—	Lord Abbett Growth and Income			Fidelity VIP Growth-SC2
Lord Abbett Mid-Cap Value
		Lord Abbett Bond-Debenture			Fidelity VIP Equity-
June 2, 2003	—	Lord Abbett Growth			Income-SC2
		Opportunities			Fidelity VIP Contrafund®-SC2
		Lord Abbett America’s Value			Fidelity VIP Investment Grade
		MFS Emerging Growth SS			Bond-SC2
		MFS Research SS			Fidelity VIP Index 500-SC2
		MFS Investors Trust SS			Franklin Income Securities-C2
		MFS Investors Growth Stock SS			Franklin Rising Dividends
		MFS Total Return SS			Securities-C2
		MFS New Discovery SS			Franklin Small-Mid Cap
		MFS Utilities SS			Growth Securities-C2
		Oppenheimer Mid Cap SS			Franklin Flex Cap Growth
		Oppenheimer Capital			Securities-C2
		Appreciation SS			Mutual Shares Securities-C2
		Oppenheimer Main Street SS			Templeton Foreign
		Oppenheimer Strategic Bond SS			Securities-C2
		Oppenheimer Global			Templeton Growth
		Securities SS			Securities-C2
		Oppenheimer High Income SS	May 1, 2007	—	Franklin U.S. Government
Fund-C2
Templeton Global Income
Securities Fund-C2

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the ProtectiveValues Variable Annuity Contract as of December 31 of each year listed.  We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the class of Accumulation Units offered in the ProtectiveValues Variable Annuity.  Only the class of Accumulation Units available in the ProtectiveValues Variable Annuity Contract are shown in the following tables.  For charges associated with this class of Accumulation Units, see “Fees and Expenses, Periodic Charges,” on page 4 of this prospectus.

You should read the information in the following tables in conjunction with the Variable Account’s financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values

ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT

Sub-Account	Year Ended
Fidelity VIP Contrafund® — Service Class 2	2006	10.51
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Equity-Income — Service Class 2	2006	11.37
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Growth — Service Class 2	2006	10.20
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Index 500 — Service Class 2	2006	11.04
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Investment Grade Bond — Service Class 2	2006	10.45
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Mid-Cap — Service Class 2	2006	10.18
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Franklin Flex Cap Growth Securities — Class 2	2006	9.99
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Franklin Income Securities — Class 2	2006	11.30
	2005
	2004
	2003
	2002
	2001

Franklin Templeton — Franklin Rising Dividends Securities — Class 2	2006	10.99
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Franklin Small-Mid Cap Growth Securities — Class 2	2006	9.95
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Mutual Shares Securities — Class 2	2006	11.10
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Templeton Foreign Securities — Class 2	2006	11.28
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Templeton Growth Securities — Class 2	2006	11.45
	2005
	2004
	2003
	2002
	2001
Goldman Sachs Capital Growth	2006	10.07
	2005	9.38
	2004	9.21
	2003	8.54
	2002	6.93
	2001	9.27
Goldman Sachs Growth and Income	2006	13.65
	2005	11.25
	2004	10.95
	2003	9.32
	2002	7.54
	2001	8.60
Goldman Sachs International Equity	2006	13.13
	2005	10.87
	2004	9.67
	2003	8.61
	2002	6.45
	2001	8.00

Goldman Sachs Mid Cap Value*	2006	16.45
	2005	14.32
	2004	12.83
	2003	10.30
	2002
	2001
Goldman Sachs Structured Small Cap Equity	2006	25.84
	2005	23.27
	2004	22.18
	2003	19.26
	2002	13.75
	2001	14.89
Goldman Sachs Structured U.S. Equity	2006	11.65
	2005	10.43
	2004	9.90
	2003	8.71
	2002	6.75
	2001	8.82
Lord Abbett America’s Value	2006	15.91
	2005	14.04
	2004	13.68
	2003	11.88
	2002
	2001
Lord Abbett Bond-Debenture	2006	13.95
	2005	12.90
	2004	12.87
	2003	12.06
	2002	10.34
	2001
Lord Abbett Growth and Income	2006	13.89
	2005	11.97
	2004	11.72
	2003	10.52
	2002	8.12
	2001
Lord Abbett Growth Opportunities	2006	14.12
	2005	13.23
	2004	12.78
	2003	11.62
	2002
	2001
Lord Abbett Mid-Cap Value	2006	15.16
	2005	13.65
	2004	12.76
	2003	10.40
	2002	8.43
	2001

MFS Emerging Growth — Service Shares	2006	8.92
	2005	8.38
	2004	7.78
	2003	6.98
	2002
	2001
MFS Investors Growth Stock — Service Shares	2006	6.71
	2005	6.33
	2004	6.14
	2003	5.69
	2002
	2001
MFS Investors Trust — Service Shares	2006	10.66
	2005	9.56
	2004	9.03
	2003	8.22
	2002
	2001
MFS New Discovery — Service Shares	2006	15.13
	2005	13.55
	2004	13.04
	2003	12.42
	2002
	2001
MFS Research — Service Shares	2006	10.62
	2005	9.74
	2004	9.16
	2003	8.01
	2002
	2001
MFS Total Return — Service Shares	2006	15.21
	2005	13.78
	2004	13.58
	2003	12.37
	2002
	2001
MFS Utilities — Service Shares	2006	19.12
	2005	14.76
	2004	12.80
	2003	9.97
	2002
	2001
OppenheimerFunds Capital Appreciation — Service Shares	2006	11.84
	2005	11.12
	2004	10.72
	2003	10.17
	2002
	2001

OppenheimerFunds Global Securities — Service Shares	2006	20.66
	2005	17.80
	2004	15.78
	2003	13.42
	2002
	2001
OppenheimerFunds High Income — Service Shares	2006	13.44
	2005	12.44
	2004	12.33
	2003	11.47
	2002
	2001
OppenheimerFunds Main Street — Service Shares	2006	11.26
	2005	9.92
	2004	9.49
	2003	8.79
	2002
	2001
OppenheimerFunds Mid Cap — Service Shares	2006	10.29
	2005	10.13
	2004	9.15
	2003	7.75
	2002
	2001
OppenheimerFunds Money Fund	2006	1.15
	2005	1.11
	2004	1.10
	2003	1.10
	2002	1.10
	2001	1.10
OppenheimerFunds Strategic Bond — Service Shares	2006	15.50
	2005	14.62
	2004	14.42
	2003	13.45
	2002
	2001
Van Kampen LIT Aggressive Growth II	2006	5.53
	2005	5.33
	2004	4.85
	2003	4.26
	2002	3.11
	2001	4.66
Van Kampen LIT Comstock II	2006	17.87
	2005	15.57
	2004	15.12
	2003	13.02
	2002
	2001

Van Kampen LIT Enterprise II	2006	6.16
	2005	5.83
	2004	5.47
	2003	5.33
	2002
	2001
Van Kampen LIT Government II	2006	10.62
	2005	10.41
	2004	10.19
	2003	9.92
	2002
	2001
Van Kampen LIT Growth and Income II	2006	15.60
	2005	13.60
	2004	12.54
	2003	11.11
	2002
	2001
Van Kampen LIT Strategic Growth II	2006	4.76
	2005	4.69
	2004	4.40
	2003	4.17
	2002
	2001
Van Kampen UIF Equity and Income II	2006	14.78
	2005	13.28
	2004	12.50
	2003	11.34
	2002
	2001

*  Indicates Sub-Account available only in Contracts purchased before May, 2006.

Accumulation Unit Outstanding

ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT

Sub-Account	Year Ended
Fidelity VIP Contrafund® — Service Class 2	2006	104,822
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Equity-Income — Service Class 2	2006	4,012
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Growth — Service Class 2	2006	1,513
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Index 500 — Service Class 2	2006	—
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Investment Grade Bond — Service Class 2	2006	8,173
	2005
	2004
	2003
	2002
	2001
Fidelity VIP Mid-Cap — Service Class 2	2006	31,087
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Franklin Flex Cap Growth Securities — Class 2	2006	4,007
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Franklin Income Securities — Class 2	2006	178,189
	2005
	2004
	2003
	2002
	2001

Franklin Templeton — Franklin Rising Dividends Securities — Class 2	2006	29,150
	2005
	2004
	2003
	2002
	2001
Franklin Templeton -Franklin Small-Mid Cap Growth Securities — Class 2	2006	4,854
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Mutual Shares Securities — Class 2	2006	208,613
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Templeton Foreign Securities — Class 2	2006	38,169
	2005
	2004
	2003
	2002
	2001
Franklin Templeton — Templeton Growth Securities — Class 2	2006	138,473
	2005
	2004
	2003
	2002
	2001
Goldman Sachs Capital Growth	2006	393,113
	2005	334,587
	2004	206,518
	2003	126,659
	2002	53,548
	2001	6,812
Goldman Sachs Growth and Income	2006	953,156
	2005	838,977
	2004	351,307
	2003	135,248
	2002	50,870
	2001	15,681
Goldman Sachs International Equity	2006	418,343
	2005	284,357
	2004	98,026
	2003	21,929
	2002	11,657
	2001	8,179

Goldman Sachs Mid Cap Value*	2006	393,491
	2005	320,906
	2004	55,179
	2003	—
	2002
	2001
Goldman Sachs Structured Small Cap Equity	2006	136,133
	2005	111,211
	2004	56,631
	2003	29,442
	2002	14,864
	2001	3,185
Goldman Sachs Structured U.S. Equity	2006	283,292
	2005	215,062
	2004	87,115
	2003	69,880
	2002	49,208
	2001	12,733
Lord Abbett America’s Value	2006	791,554
	2005	685,931
	2004	194,546
	2003	8,684
	2002
	2001
Lord Abbett Bond-Debenture	2006	1,291,183
	2005	1,204,525
	2004	507,221
	2003	197,030
	2002	37,297
	2001
Lord Abbett Growth and Income	2006	1,886,247
	2005	1,767,810
	2004	859,846
	2003	251,205
	2002	55,903
	2001
Lord Abbett Growth Opportunities	2006	198,703
	2005	154,319
	2004	86,524
	2003	11,697
	2002
	2001
Lord Abbett Mid-Cap Value	2006	1,398,544
	2005	1,230,627
	2004	525,655
	2003	163,034
	2002	37,191
	2001

MFS Emerging Growth — Service Shares	2006	18,936
	2005	8,845
	2004	3,053
	2003	—
	2002
	2001
MFS Investors Growth Stock — Service Shares	2006	27,229
	2005	25,493
	2004	4,769
	2003	—
	2002
	2001
MFS Investors Trust — Service Shares	2006	25,293
	2005	23,329
	2004	11,709
	2003	—
	2002
	2001
MFS New Discovery — Service Shares	2006	13,290
	2005	4,251
	2004	910
	2003	—
	2002
	2001
MFS Research — Service Shares	2006	3,023
	2005	3,842
	2004	2,392
	2003	—
	2002
	2001
MFS Total Return — Service Shares	2006	753,862
	2005	623,252
	2004	169,472
	2003	20,753
	2002
	2001
MFS Utilities — Service Shares	2006	39,748
	2005	26,158
	2004	5,320
	2003	30
	2002
	2001
OppenheimerFunds Capital Appreciation — Service Shares	2006	119,742
	2005	99,319
	2004	43,086
	2003	5,288
	2002
	2001

OppenheimerFunds Global Securities — Service Shares	2006	242,591
	2005	157,975
	2004	17,060
	2003	771
	2002
	2001
OppenheimerFunds High Income — Service Shares	2006	55,248
	2005	48,869
	2004	14,706
	2003	971
	2002
	2001
OppenheimerFunds Main Street — Service Shares	2006	45,766
	2005	33,433
	2004	4,141
	2003	151
	2002
	2001
OppenheimerFunds Mid Cap — Service Shares	2006	7,943
	2005	19,017
	2004	1,619
	2003	—
	2002
	2001
OppenheimerFunds Money Fund	2006	499,815
	2005	6,926
	2004	6,898
	2003	8,608
	2002	36,303
	2001	9,003
OppenheimerFunds Strategic Bond — Service Shares	2006	121,713
	2005	75,911
	2004	13,242
	2003	1,823
	2002
	2001
Van Kampen LIT Aggressive Growth II	2006	85,718
	2005	65,731
	2004	52,767
	2003	11,351
	2002	12,054
	2001	1,881
Van Kampen LIT Comstock II	2006	1,671,297
	2005	1,450,426
	2004	467,917
	2003	38,438
	2002
	2001

Van Kampen LIT Enterprise II	2006	169,775
	2005	171,607
	2004	107,378
	2003	17,629
	2002
	2001
Van Kampen LIT Government II	2006	298,960
	2005	239,188
	2004	76,094
	2003	4,483
	2002
	2001
Van Kampen LIT Growth and Income II	2006	825,548
	2005	713,310
	2004	305,670
	2003	32,251
	2002
	2001
Van Kampen LIT Strategic Growth II	2006	226,061
	2005	206,226
	2004	129,144
	2003	28,489
	2002
	2001
Van Kampen UIF Equity and Income II	2006	1,274,835
	2005	1,071,259
	2004	351,753
	2003	41,856
	2002
	2001

*  Indicates Sub-Account available only in Contracts purchased before May, 2006.

APPENDIX E

Information for Contracts Purchased Before July 1, 2005

If you purchased your Contract before July 1, 2005, only the Return of Purchase Payments Death Benefit was available, and you had the option of paying for the death benefit with an asset-based fee or the Net Amount at Risk Fee (now called the ValuPay Fee) (See “Charges and Deductions, Death Benefit Fee, ValuPay Fee.”) The asset-based fee is equal, on an annualized basis, to 0.15% of your Contract Value measured on each Monthly Anniversary Day. Additionally, your Contract has a different persistency reward than Contracts purchased on or after May 1, 2006.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. The tables do not include premium taxes, which may range up to 3.5% depending on the jurisdiction.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)	7%	(1)
Transfer Fee	$25	(2)
(1) The surrender charge declines over time. Total surrender charges will not exceed 9% of aggregate Purchase Payments. (See “Charges and Deductions.”)
(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See “Charges and Deductions.”)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES
(other than Fund expenses)
Annual Contract Maintenance Fee	$35(1)
Variable Account Annual Expenses
(as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.00%
Administration Charge	0.10%
Total Variable Account Annual Expenses	1.10%
Monthly Death Benefit Fee(2)
Asset-Based Fee (as an annualized percentage of the Contract Value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	0.15%
—or—
ValuPay Fee (dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Return of Purchase Payments Death Benefit	Minimum: (age 50 or less)	$0.25 per $1000 of Net Amount at Risk
	Maximum: (age 95 or more)	$18.94 per $1,000 of Net Amount at Risk
	Fee at age 60	$0.50 per $1,000 of Net Amount at Risk

(1)       We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 or more. (See “Charges and Deductions.”)

(2) We assess a fee for the death benefit in your Contract. When you purchased your Contract, you elected either the asset-based fee or the ValuPay Fee.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2006. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum	Maximum
Total Annual Fund Operating Expenses	%	%(1)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(1)   The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Example of Charges

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the asset-based fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example includes a persistency reward of ..50% of Contract Value that we add to Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

(1)          If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

(2)          If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

(1) You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. The death benefit fee does not apply after the Annuity Commencement Date. (See “Charges and Deductions, Death Benefit Fee.”)

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example

APPENDIX F

Information for Contracts Purchased on or after July 1, 2005 but before May 1, 2006

If you purchased your Contract before May 1, 2006, your contract has a different persistency reward than Contracts purchased on or after May 1, 2006.

Example of Charges

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit and the CoverPay Fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example includes a persistency reward of .50% of Contract Value that we add to Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

(1)          If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

(2)          If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses
Minimum Fund Expenses

(1)  You cannot annuitize your Contract within 3 years after we accept a Purchase Payment. The death benefit fee does not apply after the Annuity Commencement Date. (See “Charges and Deductions, Death Benefit Fee.”)

Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

F-1

APPENDIX G

Example of SecurePay Rider

The purpose of the following example is to demonstrate the operation of the SecurePay Rider (“SecurePay Rider”). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

Hypothetical Example 1. ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider at time of Contract Purchase

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because the Benefit Election Date was 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 6% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		158,955	158,955	(C)	0	0
2	0		0		165,987	165,987	(D)	0	0
3	25,000	(E)	0		215,760	190,760	(F)	0	0
4	0		0		211,719	190,760	(G)	0	0
5	0		0		248,856	223,856	(H)	0	0
6	15,000	(I)	0		251,276	223,856	(J)	0	0
7	0		0		291,400	251,400	(K)	0	0
8	0		10,000	(L)	286,952	246,952	(M)	0	0
9	0		0		309,046	269,046	(N)	0	0
10	0		0		332,184	292,184	(O)	0	0
11	0		17,531	(P)	307,062	292,184		17,531	0
12	0		17,531	(P)	320,745	292,184		17,531	0
13	0		17,531	(P)	322,393	292,184		17,531	0
14	0		5,000	(Q)	345,506	305,506	(Q)	17,531	12,531	(Q)
15	0		18,330	(R)	339,725	305,506		18,330	0
16	0		18,330	(R)	331,210	305,506		18,330	0
17	0		18,330	(R)	315,437	305,506		18,330	0

(A)     The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)     The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)     The Benefit Base of $150,000 is compared to the Anniversary Value of $158,955. The Benefit Base steps up to $158,955.

(D)     The Benefit Base steps up to the Anniversary Value of $165,987.

(E)     The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(F)     The Anniversary Value equals $190,760 ($215,760 - $25,000). The Benefit Base steps up to $190,760, since that is greater than the current Benefit Base of $165,987.

(G)     The Benefit Base remains at $190,760 since the Anniversary Value is less ($211,719 - $25,000 = 186,716).

(H)     The Benefit Base steps up to the Anniversary Value of $223,856 ($248,856 - $25,000).

(I)      The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(J)      The Benefit Base remains at $223,856 since the Anniversary Value is less ($251,276 - $40,000 = $211,276).

(K)     The Benefit Base steps up to the Anniversary Value of $251,400 ($291,400 - $40,000).

(L)     The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$296,952 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,934 ($251,400 - ($251,400 * ($10,000/$296,952))).

(M)    The Benefit Base steps up to the Anniversary Value of $246,952 ($286,952 - $40,000).

(N)     The Benefit Base steps up to the Anniversary Value of $267,046 ($309,046 - $40,000).

(O)     The Benefit Base steps up to the Anniversary Value of $292,184 ($332,184 - $40,000).

(P)     For the next three years, Joe takes the full Annual Withdrawal Amount of $17,531 (.06 × $292,184).

(Q)     In year 14, Joe only takes $5,000 of the available $17,531. Please note that the $12,531 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $305,506 ($345,506 - $40,000).

(R)     For the last three years, Joe takes the full Annual Withdrawal Amount of $18,330 (.06 × $305,506).

Hypothetical Example 2. ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the Contract without taking the SecurePay Rider, but decided at the end of year six to purchase the SecurePay Rider under the RightTimeSM Option

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 5 years after the Rider Effective Date

•  Because the Benefit Election Date was less than 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments	Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000	N/A		100,000	n/a		n/a	n/a
1	50,000	0		158,955	n/a		n/a	n/a
2	0	0		165,987	n/a		n/a	n/a
3	25,000	0		215,760	n/a		n/a	n/a
4	0	0		211,719	n/a		n/a	n/a
5	0	0		248,856	n/a		n/a	n/a
6	15,000	0		251,276	251,276	(A)	0	0
7	0	0		291,400	291,400	(B)	0	0
8	0	10,000	(C)	286,952	286,952	(D)	0	0
9	0	0		309,046	309,046	(E)	0	0
10	0	0		332,184	332,184	(F)	0	0
11	0	16,609	(G)	307,984	332,184		16,609	0
12	0	16,609	(G)	322,683	332,184		16,609	0
13	0	16,609	(G)	325,369	332,184		16,609	0
14	0	16,609	(G)	337,132	337,132	(H)	16,856	0
15	0	50,000	(I)	299,277	303,524		15,176	0
16	0	15,176	(J)	292,850	303,524		15,176	0
17	0	15,176	(J)	279,935	303,524		15,176	0

(A)     The initial Benefit Base is equal to the Contract Value on the rider effective date (year 6) of $251,276.

(B)     The Benefit Base steps up to the Anniversary Value of $291,400.

(C)     The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000/$296,952 = 0.034). The new Benefit Base is $281,587 (291,400 - ($291,400 * ($10,000/$296,952))).

(D)     The Benefit Base steps up to the Anniversary Value of $286,952.

(E)     The Benefit Base steps up to the Anniversary Value of $309,046.

(F)     The Benefit Base steps up to the Anniversary Value of $332,184.

(G)     In year 11, Joe begins to take the SecurePay Withdrawals. For the next four years, Joe takes the full Guaranteed Annual Withdrawal Amount of $16,609 (.05 × $332,184).

(H)     The Benefit Base steps up to the Anniversary Value of $337,132.

(I)      In year 15, Joe takes an Excess Withdrawal of $50,000, which exceeds his Annual Withdrawal Amount by $33,144. At the time of the Withdrawal, the Benefit Base resets to $303,524; ($337,132 [current Benefit Base] × ($33,144 [excess portion of withdrawal] / ($349,377 [Contract Value before withdrawal] - $16,856 [SecurePay portion of withdrawal]))

(J)      For the last two years, Joe takes the full Guaranteed Annual Withdrawal Amount of $15,176 (0.05 × 303,524).

APPENDIX H

PrincipalBack Annuitization Benefit
for Contracts Purchased before May 1, 2007

If you qualify for the minimum Annuity Value (see Annuity Value, Minimum Annuity Value), and you elect to receive fixed income payments for either of the following payment periods, the total amount of the payments we make will not be less than your adjusted aggregate Purchase Payments. You may elect PrincipalBack payments either (i) under Annuity Option A, with payments for a certain period of 10 years or more; or (ii) under Annuity Option B, with payments for life with an installment refund of Purchase Payments. If you elect PrincipalBack payments for life with an installment refund of Purchase Payments, the payments will be based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed to continue until the amount of the payments equals your adjusted aggregate Purchase Payments. We will stop making payments when the amount of the payments equals your adjusted aggregate Purchase Payments or when the Annuitant(s) dies, whichever is later. For purposes of PrincipalBack payments, your adjusted aggregate Purchase Payments are determined in the same way that they are determined for the minimum Annuity Value described above.

H-1

Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life’s Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the ProtectiveValues Variable Annuity.

Name

Address

City, State, Zip

Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY
P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
PROTECTIVE VALUES VARIABLE ANNUITY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the ProtectiveValues Variable Annuity, a group and individual flexible premium deferred variable and fixed annuity contract (the “Contract”) offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2007.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	3
STATE REGULATION	3
RECORDS AND REPORTS	3
LEGAL MATTERS	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
OTHER INFORMATION	3
FINANCIAL STATEMENTS	4

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company’s General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2006 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2006 and 2005 and the consolidated balance sheets of Protective Life as of December 31, 2006 and 2005 and the related consolidated statements of income, share-owner’s equity and cash flows for each of the three years ended December 31, 2006 and the related financial statement schedules included in this Statement of Additional Information and in the registration statement have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, Birmingham, Alabama, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be

3

summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N. W., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 2006 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2006 and 2005 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2006 and 2005 and the related consolidated statements of income, share-owner’s equity, and cash flows for each of the three years in the period ended December 31, 2006 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

Financial Statements follow this page.

4

FINANCIAL STATEMENTS
(TO BE FILED BY AMENDMENT)

5

PART C

OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.

(a)           Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)          Exhibits:

1.	Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)
2.	Not applicable
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(2)
(b) Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)
4.	(a) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)
(b) Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract(8)
(c) Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract — All Allocation Options(8)
(d) Annual Bonus Endorsement(8)
(e) Waiver of Surrender Charge Endorsement(8)
(f) Guaranteed Account Endorsement(8)
(g) Return of Purchase Payments Death Benefit Rider(8)
(h) Asset-Based Fee Endorsement(8)
(i) Net Amount at Risk Fee Endorsement(8)
(j) Minimum Annuitization Value Endorsement(8)
(k) Annuitization Bonus Endorsement(8)
(l) Contract Schedule for Individual Contracts(8)
(m) Maximum Anniversary value Death Benefit Endorsement(11)
(n) Benefit Based Fee Endorsement(11)
(o) Form of Guaranteed Minimum Withdrawal Benefit Rider(14)
(p) Form of Enhanced GMWB Withdrawal Percentage for Certain Medical Conditions Endorsement(14)
5.	Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)
6.	(a) Charter of Protective Life Insurance Company.(1)
(b) By-Laws of Protective Life Insurance Company.(1)
7.	Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company.(4)
8.	(a) Participation/Distribution Agreement (Protective Investment Company)(2)
(b) Participation Agreement (Oppenheimer Variable Account Funds)(3)
(c) Participation Agreement (MFS Variable Insurance Trust)(3)

(d) ParticipationAgreement (Calvert Group, formerly Acacia Capital Corporation)(3)
(e) Participation Agreement (Van Eck Worldwide Insurance Trust)(5)
(f) Participation Agreement (Van Kampen Life Investment Trust)(6)
(g) Participation Agreement (Lord Abbett Series Fund)(7)
(h) Participation Agreement for Class II Shares (Van Kampen)(4)
(i) Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(4)
(j) Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(4)
(k) Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(4)
(l) Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(8)
(m) Participation Agreement (Fidelity Variable Insurance Products)(12)
(n) Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(13)
(o) Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(13)
9.	Opinion and Consent of Steve M. Callaway, Esq.(9)
10.	(a) Consent of Sutherland, Asbill & Brennan, LLP (to be filed by amendment)
(b) Consent of PricewaterhouseCoopers LLP (to be filed by amendment)
11.	No financial statements will be omitted from Item 23
12.	Not applicable
13.	Not applicable
14.	Powers of attorney

(1)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.
(5)	Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.
(8)	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892), filed with the Commission on February 17, 2004.
(9)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on May 3, 2004.
(10)	Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on April 20, 2005.
(11)	Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on May 6, 2004.
(12)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on March 2, 2007.

Item 25.   Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, Chief Executive Officer, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division, and Director
Gary Corsi	Executive Vice President and Chief Financial Officer and Director
Richard J. Bielen	Executive Vice President, Chief Investment Officer, Treasurer and Director
Carolyn M. Johnson	Senior Vice President, Chief Operations and Technology Officer
Carolyn King	Senior Vice President, Acquisitions
Kevin Howard	Senior Vice President and Chief Product Actuary, Life and Annuity Division
Deborah J. Long	Senior Vice President, General Counsel, and Secretary
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Judy Wilson	Senior Vice President, Stable Value Products
Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
Alan E. Watson	Senior Vice President, Independent Agent Distribution
John B. Deremo	Senior Vice President, Institutional Distribution Group

*      Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.   Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2006 (File No. 1-11339) filed with the Commission on March     , 2007.

Item 27.   Number of Contractowners.

As of February 28, 2007, there were            contract owners of Protective Values individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28.   Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter.

(a)          Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Separate Account A of Protective Life.

(b)         The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, Life and Annuity Division
Robert Stephen Briggs	Vice President and Director	Executive Vice President, Life and Annuity Division, and Director
Kevin B. Borie	Director	Vice President and Actuary, Life and Annuity Division
Bonnie Miller	Assistant Secretary	Second Vice President, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Assistant Vice President II, LLC Commissions
Cindy McGill	Assistant Secretary	Director II, Life and Annuity Division
Gary Carroll	Chief Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Julena Johnson	Assistant Compliance Officer	Compliance Auditor II
Thomas R. Barrett	Chief Financial Officer and Director	Director, Operational Accounting, Life and Annuity Division
Jason P. Dees	Assistant Financial Officer	Staff Accountant II, Life and Annuity Division

*      Unless otherwise indicated, principal business address is 2801  Highway 280 South, Birmingham, Alabama, 35223.

(c)          The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30.   Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.   Management Services.

All management contracts are discussed in Part A or Part B.

Item 32.   Undertakings.

(a)          Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)         Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of

Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)          Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)         The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)          Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on March  2, 2007.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
By:	/s/ JOHN D. JOHNS
John D. Johns, President Protective Life Insurance Company
PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ JOHN D. JOHNS
John D. Johns, President Protective Life Insurance Company

As required by the Securities Act of 1933, this amendment to the Registration Statement on
Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ JOHN D. JOHNS	Chairman of the Board,
John D. Johns	President and Director	March 2, 2007
(Principal Executive Officer)
/s/ GARY CORSI	Executive Vice President,
Gary Corsi	Chief Financial Officer and Director	March 2, 2007
(Principal Financial Officer)
/s/ STEVEN G. WALKER	Senior Vice President, Controller, and
Steven G. Walker	Chief Accounting Officer	March 2, 2007
(Principal Accounting Officer)
/s/ R. STEPHEN BRIGGS	Director	March 2, 2007
R. Stephen Briggs
/s/ RICHARD J. BIELEN	Director	March 2, 2007
Richard J. Bielen